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                                                                  Exhibit 10.23

                                THE CORPORATEPLAN
                             FOR RETIREMENT 100(SM)

                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN

                   Non-Standardized Adoption Agreement No. 001
                                  For use With
                       Fidelity Basic Plan Document No. 10

The CORPORATEplan for Retirement 100(SM), Basic Plan Document No. 10, and related Adoption Agreements has not yet received approval from the Internal Revenue Service for use as a prototype plan. The CORPORATEplan for Retirement 100SM will be submitted in 1999 to the Internal Revenue Service as a minor modifier to Fidelity Basic Plan Document No. 14 once the Internal Revenue Service has issued an opinion letter with respect to Fidelity Basic Plan Document No. 14. The document is considered an individually-designed plan until it is approved by the Internal Revenue Service. Revisions to the Basic Plan Document and/or Adoption Agreement may be required by the Internal Revenue Service as part of the approval process. If revisions are required, the approved document will be distributed to adopting employers and must be re-executed by them within a specified time period.


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                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01  PLAN INFORMATION

      (a)   Name of Plan:

            This is the Variagenics, Inc. 401(k) Plan (the "Plan")

      (b)   Type of Plan:

            (1)   |_|   401(k) Only

            (2)   |X|   401(k) and Profit Sharing

            (3)   |_|   Profit Sharing Only

      (c)   Administrator Name (if not the Employer):

            ____________________________________________________________________

            Address:   _________________________________________________________

                       _________________________________________________________

            Telephone Number: __________________________________________________

            The Administrator is the agent for service of legal process for the Plan.

      (d)   Plan Year End (month/day):12/31

      (e)   Three Digit Plan Number: 001

      (f)   Limitation Year (check one):

            (1)   |_|   Calendar Year

            (2)   |X|   Plan Year

            (3)   |_|   Other: _________________________


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      (g)   Plan Status (check appropriate box(es)):

            (1)   |_|   New Plan Effective Date:  ____________________

            (2)   |X|   Amendment Effective Date: 1/1/2001

                  This is (check one):

                  (A)   |_|   an amendment of The CORPORATEplan for Retirement
                              100(SM) Basic Plan Document No. 10 Adoption
                              Agreement previously executed by the Employer; or

                  (B)   |X|   a conversion to The CORPORATEplan for Retirement
                              100(SM) Basic Plan Document No. 10.

                        The original effective date of the Plan:  1/1/1995

                        The substantive provisions of the Plan shall apply prior to the Amendment Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

            (3)   |_|   Plan Merger Effective Dates. Please complete the Special
                        Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02  EMPLOYER

(a)   Employer Name:       Variagenics, Inc.
                           -----------------------------------------------------

       Address:            60 Hampshire Street
                           -----------------------------------------------------

                           Cambridge, MA  02139-1548
                           -----------------------------------------------------

     Contact's Name:       Ms. Mary McWeeney
                           -----------------------------------------------------

   Telephone Number:       (617) 588-5315
                           -----------------------------------------------------

            (1)    Employer's Tax Identification Number: 04-3182077
                                                         -----------------------


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            (2)   Business Form of Employer (check one):

                  (A)   |X|   Corporation or LLC being taxed as a corporation
                  (B)   |_|   Sole proprietor, partnership, or LLC or LLP being
                              taxed as a partnership
                  (C)   |_|   Subchapter S Corporation
                  (D)   |_|   Tax-exempt organization
                  (E)   |_|   Governmental entity

            (3)   Employer's fiscal year end: 12/31
                                              --------------------------

            (4)   Date business commenced: 12/1/1992
                                           ----------------------------

      (b) The term "Employer" includes the following Related Employer(s) (as defined in Subsection 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

1.03  TRUSTEE

      (a)   Trustee Name:     Fidelity Management Trust Company
            Address:          82 Devonshire Street
                              Boston, MA 02109

1.04  COVERAGE

      All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

      (a)   Age Requirement (check one):

            (1)   |X|   no age requirement.

            (2)   |_|   must have attained age:______ (not to exceed 21).


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      (b)   Eligibility Service Requirement (check one):

            (1)   |X|   no Eligibility Service requirement.

            (2)   |_|   three months of Eligibility Service requirement (no
                        minimum number Hours of Service can be required).

            (3)   |_|   six months of Eligibility Service requirement (no
                        minimum number Hours of Service can be required).

            (4)   |_|   one year of Eligibility Service requirement (at least
                        1,000 Hours of Service are required during the Eligibility Computation Period).

      (c)   Eligible Class of Employees (check one):

            Note: The Plan may not cover employees who are citizens of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

            (1)   |_|   includes all Employees of the Employer.

            (2)   |X|   includes all Employees of the Employer except for (check
                        the appropriate box(es)):

                  (A)   |_|   employees covered by a collective bargaining
                              agreement.

                  (B)   |_|   Highly Compensated Employees as defined in Code
                              Section 414(q).

                  (C)   |_|   Leased Employees as defined in Subsection
                              2.01(dd).

                  (D)   |X|   nonresident aliens who do not receive any earned
                              income from the Employer which constitutes United
                              States source income.

                  (E)   |_|   other:


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                        Note: No exclusion in this Subsection 1.04(c) may create
                        a discriminatory class of employees. An Employer's Plan must still pass the Internal Revenue Code coverage requirements if one or more of the above groups of Employees have been excluded from the Plan.

      (d)   The Entry Dates shall be (check one):

            (1)   |_|   the first day of each Plan Year (do not select if
                        Section 1.04(b)(4) is selected or if there is an age requirement of more than 20-1/2 in Subsection 1.04(a)).

            (2)   |_|   the first day of each Plan Year and the first day of the
                        seventh month of each Plan Year.

            (3)   |_|   the first day of each Plan Year and the first day of the
                        fourth, seventh, and tenth months of each Plan Year.

            (4)   |X|   the first day of each month.

      (e) Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

            (1)   |X|   no exceptions.

            (2)   |_|   Employees employed on the Effective Date in Subsection
                        1.01(g) shall become Participants on that date.

            (3)   |_|   Employees who meet the age and service requirement(s) of
                        Subsections 1.04(a) and (b) on the Effective Date in
                        Subsection 1.01(g) shall become Participants on that date.

1.05  COMPENSATION

      Compensation for purposes of determining contributions shall be as defined in Subsection 2.01(j), modified as provided below.

      (a) Compensation Exclusions: Compensation shall exclude the item(s) listed below for purposes of determining contributions. (Check the appropriate box(es)):


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            (1)   |X|   No exclusions. (Must be selected if Section 1.10(a)(3)
                        or Section 1.11(a)(3), safe harbor Matching Employer Contribution or safe harbor Nonelective Employer Contribution, is selected.)

            (2)   |_|   Overtime Pay.

            (3)   |_|   Bonuses.

            (4)   |_|   Commissions.

            (5)   |_|   The value of a qualified or a non-qualified stock option
                        granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

            (6)   |_|   Severance Pay.

                  Note: If the Employer selects Option (2), (3), (4), (5), or
                  (6) and has selected 1.11(a) or (b), Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03 or for allocating Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

      (b) Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

            (1)   |_|   for the entire Plan Year.

            (2)   |X|   for the portion of the Plan Year in which the Employee
                        is eligible to participate in the Plan.

                  Note: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.


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1.06  TESTING RULES

      (a) ADP/ACP Present Testing Method - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and
            6.06 of the Plan shall be the (check one):

            (1)   |X|   Current Year Testing Method - The ADP or ACP of Highly
                        Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated
                        Employees for the same Plan Year. (Must choose if Option
                        1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

            (2)   |_|   Prior Year Testing Method - The ADP or ACP of Highly
                        Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated
                        Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(3), Safe Harbor Matching
                        Employer Contributions, or Option 1.11(a)(3), Safe
                        Harbor Formula, with respect to Nonelective Employer
                        Contributions is checked.)

            (3)   |_|   Not applicable. (Only if Option 1.01(b)(3), Profit
                        Sharing Only, is checked.)

      (b)   |_|   ADP/ACP Testing Methods Used in Prior Years - For Plan Years
                  prior to the effective date of this amendment, the "ADP" and "ACP" tests were applied using a different testing method as shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement. (Choose if there has been a change in the testing method used under the Plan.)

      (c)   |_|   Initial Year Testing Method - For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):

            (1)   |_|   assuming a 3% ADP and ACP for Non-Highly Compensated
                        Employees.

            (2)   |_|   using the actual ADP and ACP of Non-Highly Compensated
                        Employees for the initial Plan Year.

      (d) HCE Determinations: Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.


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            (1)   |_|   Calendar Year Determination - The look back year shall
                        be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

            (2)   |_|   Prior Plan Years - For Plan Years prior to the effective
                        date of this amendment, the Plan was operated in accordance with a different look back year election as shown in the Special Effective Dates Addendum to the Adoption Agreement. (Choose if there has been a change in the look back year used under the Plan.)

      (e) HCE Determinations: Top Paid Group - Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation), unless otherwise provided below.

            (1)   |_|   No Top Paid Group Election Current Plan Year - All
                        Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated
                        Employees.

            (2)   |X|   Prior Plan Years - For Plan Years prior to the effective
                        date of this amendment, the Plan was operated in accordance with a different top paid group election as shown in the Special Effective Dates Addendum to the Adoption Agreement. (Choose if the Plan has used the top paid group election in some prior Plan Years, but not in others.)

            Note: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(d)(1) and/or applies the top paid group election described in Option 1.06(e), such election must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(d)(1), Calendar Year Determination, shall not apply to calendar year plans). Effective for determination years beginning on or after January 1, 2000, any such election must apply consistently to all plans of the Employer, including non-retirement plans.


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1.07  DEFERRAL CONTRIBUTIONS

      (a)   |X|   Deferral Contributions - Participants may elect to have a
                  portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

            (1) Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (not to exceed 25%) of Compensation for that period.

                  Note: The percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code
                  Section 415 if other types of contributions are provided under the Plan.

                  (A)   |_|   Instead of specifying a percentage of
                              Compensation, a Participant's salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection
                              1.07(a)(1) above.

                  (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

                        Note: Notwithstanding the provisions of Subsection 1.07(a)(1)(B), if Option 1.10(a)(3), Safe Harbor
                        Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

                  (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

            (2)   |_|   Catch-Up Contributions - The Employer may allow
                        Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.


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            (3)   |_|   Bonus Contributions - The Employer may allow
                        Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

                  Note: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the "ADP" and/or the "ACP" test.

1.08  EMPLOYEE CONTRIBUTIONS

      (a)   |_|   Employee Contributions - Participants are not permitted to contribute amounts to the Plan on an after-tax basis but the Employer does maintain frozen Employee Contributions Accounts.

1.09  QUALIFIED NONELECTIVE CONTRIBUTIONS

      (a) Qualified Nonelective Employer Contributions - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participant's "testing compensation" for the Plan Year or (B) as a flat dollar amount.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions is checked)

      (a)   |X|   Basic Matching Employer Contributions (check one):

            (1)   |X|   Non-Discretionary Matching Employer Contributions - The
                        Employer shall make a basic Matching Employer
                        Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's
                        Deferral Contributions during the Contribution Period
                        (check (A) or (B) and, if applicable, (C)):

                  Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer


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                  Contributions and meets the requirements for deemed
                  satisfaction of the "ADP" test for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

                  (A)   |X|   Single Percentage Match: 50% --

                  (B)   |_|   Tiered Match:

                        ______ % of the first ______ % of the Active
                        Participant's Compensation contributed to the Plan,

                        ______ % of the next ______ % of the Active
                        Participant's Compensation contributed
                                    to the Plan,

                        ______ % of the next ______ % of the Active
                        Participant's Compensation contributed to the Plan.

                        Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

                  (C)   |X|   Limit on Non-Discretionary Matching Employer
                              Contributions (check the appropriate box(es)):

                        (i)   |X|   Deferral Contributions in excess of 3% of
                                    the Participant's Compensation for - the period in question shall not be considered for non-discretionary Matching Employer
                                    Contributions.

                              Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

                        (ii)  |_|   Matching Employer Contributions for each
                                    Participant for each Plan Year shall be
                                    limited to $_____.


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            (2)   |_|   Discretionary Matching Employer Contributions - The
                        Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                  (A)   |_|   4% Limitation on Discretionary Matching Employer
                              Contributions for Deemed Satisfaction of "ACP"
                              Test - Effective only for Plan Years beginning on or after January 1, 2000, in no event may the dollar amount of the discretionary Matching
                              Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year.
                              (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

            (3)   |_|   Safe Harbor Matching Employer Contributions - Effective
                        only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching
                        Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active
                        Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, in certain circumstances, the "ACP" test.

      (b)   |X|   Additional Matching Employer Contributions - The Employer may
                  at Plan Year end make an additional Matching Employer
                  Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral
                  Contributions made by each Participant during the Plan Year.
                  (Only if Option 1.10(a)(1) or (3) is checked.) The Board of
                  Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

            (1)   |_|   4% Limitation on Discretionary Matching Employer
                        Contributions for Deemed Satisfaction of "ACP" Test -
                        Effective only for Plan Years beginning on or after January 1, 2000, in no event may the dollar amount of the additional Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year. (Only if
                        Option 1.11(a)(3), Safe Harbor Formula, with respect to
                        Nonelective Employer Contributions is checked.)

            Note: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years


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            beginning on or after January 1, 1999, the additional Matching
            Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for Plan Years beginning on or after January 1, 1999, the Deferral Contributions matched may not exceed 6% of a Participant's Compensation.

      (c) Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a)(1) or (2) is:

            (1)   |_|   each Plan Year.

            (2)   |X|   each payroll period.

            The Contribution Period for safe harbor Matching Employer Contributions described in Subsection 1.10(a)(3) and additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

      (d) Continuing Eligibility Requirement(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section
            1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5) and (7) may
            not be elected if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

            (1)   |X|   No requirements.

            (2)   |_|   Is employed by the Employer or a Related Employer on the
                        last day of the Plan Year.

            (3)   |_|   Earns at least 501 Hours of Service during the Plan
                        Year. (Only if the Contribution Period is the Plan
                        Year.)


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            (4)   |_|   Earns at least 1,000 Hours of Service during the Plan
                        Year. (Only if the Contribution Period is the Plan
                        Year.)

            (5)   |_|   Either earns at least 501 Hours of Service during the
                        Plan Year or is employed by the Employer or a Related
                        Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

            (6)   |_|   Is not a Highly Compensated Employee for the Plan Year.

            (7)   |_|   Is not a partner or a member of the Employer, if the
                        Employer is a partnership or an entity taxed as a partnership.

            (8)   |_|   Special continuing eligibility requirement(s) for
                        additional Matching Employer Contributions. (Only if
                        Options 1.10(a)(3), Safe Harbor Matching Employer
                        Contributions, and (b), Additional Matching Employer
                        Contributions, are checked.)

                  (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: __________ (Fill in number of applicable eligibility requirement(s) from above.)

            Note: If Option (2), (3), (4), (5), (6) or (7) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Plan Year ends. Matching Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), (5), (6) or (7). If Option
            (2), (3), (4), (5), (6) or (7) is adopted during a Plan Year, as applicable, such Option shall not become effective until the first day of the next Plan Year.

      (e)   |_|   Qualified Matching Employer Contributions - The Employer may
                  make a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral Contributions in an amount equal to the percentage declared for the Plan Year, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral
                  Contributions made by each eligible Participant during the Plan Year. The Board of Directors' Resolution (or Letter of
                  Intent, if applicable) may limit the contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount. Qualified Matching
                  Employer Contributions shall be allocated to Participants who meet the continuing eligibility requirement(s) for basic
                  Matching Employer Contributions described in Subsection
                  1.10(d) above and who are Non-Highly Compensated Employees for the Plan Year.


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            Note: Qualified Matching Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under
            Section 6.10 for such Plan Year.

1.11  NONELECTIVE EMPLOYER CONTRIBUTIONS

      Note: An Employer who has elected the safe harbor formula in Subsection 1.11(a)(3) may also elect a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

      (a)   |_|   Fixed Formula (check one):

            (1)   |_|   Fixed Percentage Employer Contribution - For each Plan
                        Year, the Employer shall contribute for each eligible
                        Active Participant an amount equal to _____% (not to exceed 15%) of such Active Participant's Compensation.

            (2)   |_|   Fixed Flat Dollar Employer Contribution - For each Plan
                        Year, the Employer shall contribute for each eligible
                        Active Participant an amount equal to $_____.

            (3)   |_|   Safe Harbor Formula - Effective only with respect to
                        Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test is deemed satisfied. Please complete the Safe Harbor Nonelective Employer
                        Contribution Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

      (b)   |X|   Discretionary Formula - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer
                  Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

            (1)   |X|   Non-integrated Allocation Formula - In the ratio that
                        each eligible Active Participant's Compensation bears to the total Compensation paid to all eligible Active
                        Participants for the Plan Year.


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            (2)   |_|   Integrated Allocation Formula - As (A) a percentage of
                        each eligible Active Participant's Compensation plus (B) a percentage of each eligible Active Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active Participant's Compensation allocated under (A) above or the "permitted disparity limit" as defined below.

                  Note: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

                  "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

                  (A) ______ % (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

                  (B) $______ (not to exceed the Social Security taxable wage base).

                  "Permitted disparity limit" means the percentage provided by the following table:

                  ==============================================================
                  If the "Integration Level"   But Less Than     The "Permitted
                  is at least ___% of the        ___% of the         Disparity
                     Taxable Wage Base        Taxable Wage Base      Limit" is
                  --------------------------------------------------------------
                                 0%                  20%               5.7%
                  --------------------------------------------------------------
                                 20%                 80%               4.3%
                  --------------------------------------------------------------
                                 80%                100%               5.4%
                  --------------------------------------------------------------
                                100%                 N/A               5.7%
                  ==============================================================

                  Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect 1.11(b)(2).


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      (c)   Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options
            (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4) and (5) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

            (1)   |_|   No requirements.

            (2)   |X|   Is employed by the Employer or a Related Employer on the
                        last day of the Plan Year.

            (3)   |_|   Earns at least 501 Hours of Service during the Plan
                        Year.

            (4)   |X|   Earns at least 1,000 Hours of Service during the Plan
                        Year.

            (5)   |_|   Either earns at least 501 Hours of Service during the
                        Plan Year or is employed by the Employer or a Related
                        Employer on the last day of the Plan Year.

            (6)   |_|   Special continuing eligibility requirement(s) for
                        discretionary Nonelective Employer Contributions. (Only if both Options 1.11(a)(3), Safe Harbor Formula, and
                        1.11(b), Discretionary Formula, are checked.)

                  (A) The continuing eligibility requirement(s) for additional discretionary Nonelective Employer Contributions is/are:
                        ____________ (Fill in number of applicable eligibility requirement(s) from above.)

            Note: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12  EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

      |X| Death, Disability, and Retirement Exception to Eligibility Requirements - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a) or (b), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13  RETIREMENT


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      (a)   The Normal Retirement Age under the Plan is (check one);

            (1)   |X|   age 65.

            (2)   |_|   age (specify between 55 and 64).

            (3)   |_|   later of age (not to exceed 65) or the fifth anniversary
                        of the Participant's Employment Commencement Date.

      (b)   |X|   The Early Retirement Age is the first day of the month after the Participant attains age 55.0 (specify 55 or greater) and completes ______ years of Vesting Service.

            Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

      (c)   |X|   A Participant who becomes disabled, as defined in Section
                  1.14, is eligible for disability retirement.

            Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14  DEFINITION OF DISABLED

      A Participant is disabled if he/she (check the appropriate box(es)):

      (a)   |X|   satisfies the requirements for benefits under the Employer's
                  Long-Term Disability Plan.

      (b)   |X|   satisfies the requirements for Social Security disability
                  benefits.

      (c)   |X|   is determined to be disabled by a physician approved by the
                  Employer.

1.15  VESTING

      A Participant's vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11(a)(3), shall be based upon his years of Vesting Service and the schedule selected below.

      (a)   Vesting Schedule (check one):


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            (1)   |_|   N/A - No Nonelective Employer Contributions or Matching
                        Employer Contributions

            (2)   |_|   100% Vesting immediately

            (3)   |_|   3 year cliff (see 3 below)

            (4)   |_|   6 year graduated (see 4 below)

            (5)   |X|   Other vesting (complete 5 below)

                        Years of
                    Vesting Service      Applicable Vesting Schedule(s)
                  ===========================================================
                                        3             4            5
                  ===========================================================
                          0            0%            0%          0.00%
                  -----------------------------------------------------------
                          1            0%            0%          25.00%
                  -----------------------------------------------------------
                          2            0%            20%         50.00%
                  -----------------------------------------------------------
                          3           100%           40%         75.00%
                  -----------------------------------------------------------
                          4           100%           60%        100.00%
                  -----------------------------------------------------------
                          5           100%           80%        100.00%
                  -----------------------------------------------------------
                      6 or more       100%          100%        100.00%
                  ===========================================================

            Note: A schedule elected under 5 above must be at least as favorable as one of the schedules in 3 or 4 above.

1.16  PREDECESSOR EMPLOYER SERVICE

      |_| Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.15(a) of this Plan shall include service with the following predecessor employer(s):

      (a)   __________________________________________________________

      (b)   __________________________________________________________

      (c)   __________________________________________________________

      (d)   __________________________________________________________

1.17  PARTICIPANT LOANS


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      Participant loans (check one):

      (a)   |X|   are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

      (b)   |_|   are not allowed.

1.18  IN-SERVICE WITHDRAWALS

      Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

      (a)   |X|   Hardship Withdrawals - Hardship withdrawals from a
                  Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

      (b)   |X|   Age 59 1/2 - Participants shall be entitled to receive a
                  distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

            (1)   |_|   Deferral Contributions Account

            (2)   |X|   All Accounts

      (c) Withdrawal of Employee Contributions and Rollover Contributions - The Plan provides for in-service withdrawals of Employee Contributions under Section 1.08 and Rollover Contributions at any time.

      (d)   |_|   Protected In-Service Withdrawal Provisions - Check if the Plan
                  was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):


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            (1)   |_|   an in-service withdrawal of vested employer
                        contributions maintained in a Participant's Account (check (A) and/or (B)):

                  (A)   |_|   for at least ______ (24 or more) months.

                  (B)   |_|   after the Participant has at least 60 months of
                              participation.

            (2)   |_|   another in-service withdrawal option that is a
                        "protected benefit" under Code Section 411(d)(6). The other in-service withdrawal options available under the plan are:

                        ________________________________________________________

                        ________________________________________________________

1.19  FORM OF DISTRIBUTIONS

      Subject to Article 14, distributions under the Plan shall be paid as (check the appropriate box(es) with respect to optional forms):

(a) Lump Sum Payments - Lump sum payments are always available under the Plan. If a Participant's account balance is less than or equal to the "cashout limit", distribution shall be made to the Participant as soon as reasonably practicable following his termination of employment in a lump sum payment. Effective the first day of the first Plan Year beginning on or after August 5, 1997 (or the date the Plan is first operated in compliance with the increase, if later, but not later than the effective date specified in Subsection 1.01(g)(1) or (2)), the "cashout limit" is $5,000 (increased from $3,500).

      (b)   |X|   Installments Payments - In lieu of a lump sum, Participants may elect distribution under a systematic withdrawal plan
                  (installments).

      (c)   |_|   Protected Benefit Forms - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form. The following protected benefit forms shall apply to the Accounts of all Participants (check the appropriate box(es)):

            (1)   |_|   The prior plan provided a life annuity form of payment.

                  (A)   The normal annuity form for unmarried Participants is a

                        ________________________________________________________

                        ______________________________________________________.

                        The normal annuity form for married Participants is a ____% (must be at least 50%, but not more than 100%) "qualified joint and survivor annuity".


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                  (B)   The normal form of distribution under the Plan is:

                        (i)   |_|   A lump sum payment.

                        (ii)  |_|   A "qualified joint and survivor annuity".

                  (C) The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with % (must be at least 50%) of the Participant's Account.

            (2)   |_|   The prior plan provided other optional annuity forms.
                        The other optional annuity forms available under the Plan are:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________


            (3)   |_|   The prior plan provided other forms of distribution that
                        are protected benefits. The other forms of distribution available under the Plan are:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

1.20  TIMING OF DISTRIBUTIONS

      Distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant's application for distribution is received by the Administrator, but in no event later than his Required Beginning Date, as defined in Subsection 2.01(ss).

      (a) Required Beginning Date - The Required Beginning Date of a Participant who is not a five percent owner shall be determined under Code Section 401(a)(9) as amended by the Small Business Job Protection Act.

            (1)   |_|   If a Participant attained age 70 1/2 before January 1,
                        1999 (or such later date as may be specified below), he may elect to have his Required Beginning Date


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                        determined under Code Section 401(a)(9) as in effect
                        prior to the amendment. (Choose only if the Plan was originally effective before January 1, 1997.)

                  (A)   |_|   A later effective date applies for grandfathering
                              the prior Code Section 401(a)(9) rules. Please complete Section (c) of the Special Effective
                              Dates Addendum to the Adoption Agreement indicating the late effective date.

1.21  TOP HEAVY STATUS

      (a)   The Plan shall be subject to the Top-Heavy Plan requirements of
            Article 15 (check one):

            (1)   |_|   for each Plan Year, whether or not the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (2)   |X|   for each Plan Year, if any, for which the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (3)   |_|   Not applicable. (Choose only if Plan covers only
                        employees subject to a collective bargaining agreement.)

         (b) In determining whether the Plan is a "top-heavy plan" for an Employer with at least one defined benefit plan, the following assumptions shall apply:

            (1)   |_|   Interest rate: _______% per annum.

            (2)   |_|   Mortality table: _________.

            (3)   |X|   Not applicable. (Choose only if either (A) Plan covers
                        only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has never maintained any defined benefit plans.)


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      (c)   If the Plan is or is treated as a "top-heavy plan" for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3.0 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 15.03. The minimum Employer Contribution provided in this Subsection 1.21(c) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise in (1) or (2) below:

            (1)   |_|   The minimum Employer Contribution shall be paid under
                        this Plan in any event.

            (2)   |_|   Not applicable. (Choose only if Plan covers only
                        employees subject to a collective bargaining agreement.)

            Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

      (d) If the Plan is or is treated as a "top-heavy plan" for a Plan Year and Section 1.15(a)(1)(A) was elected, the following vesting schedule shall apply to required top-heavy Employer contributions for such Plan Year and each Plan Year thereafter (check one):

            (1)   |X|   Not applicable. (Choose only if either (A) Section
                        1.15(a)(1)(A) was not selected or (B) Plan covers only employees subject to a collective bargaining agreement.)

            (2)   |_|   100% vested after ______ (not in excess of 3) years of
                        Vesting Service.

            (3)   |_|   Graded vesting:

                        ========================================================
                         Years of Vesting               Vesting        Must be
                             Service                   Percentage      at Least
                        --------------------------------------------------------
                                    0                    0.00%            0%
                        --------------------------------------------------------
                                    1                    0.00%            0%
                        --------------------------------------------------------
                                    2                    0.00%            0%
                        --------------------------------------------------------
                                    3                    0.00%            0%
                        --------------------------------------------------------
                                    4                    0.00%            0%
                        --------------------------------------------------------
                                    5                    0.00%            0%
                        --------------------------------------------------------
                                6 or more                0.00%            0%
                        ========================================================


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1.22  CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
      PLANS

      If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
      Section 6.11 of the Plan to meet the requirements of Code Section 415.

1.23  INVESTMENT DIRECTION

      (a) Investment Directions - Participant Accounts shall be invested in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

      (b)   |X|   404(c) Election - The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).

1.24  RELIANCE ON OPINION LETTER

      An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer wishes to obtain reliance that its Plan is qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

      This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 10. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25  PROTOTYPE INFORMATION:

      Name of Prototype Sponsor:         Fidelity Management & Research Company
      Address of Prototype Sponsor:      82 Devonshire Street
                                         Boston, MA  02109

      Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.


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

                                 EXECUTION PAGE
                           (Prototype Sponsor's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 20th day of November, 2000.


                  Employer:   Variagenics, Inc.
                              ------------------------------

                  By:         /s/ Richard P. Shea
                              ------------------------------

                  Title:      Chief Financial Officer
                              ------------------------------


                  Employer:

                              ------------------------------

                  By:
                              ------------------------------

                  Title:
                              ------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:    /s/ Kenneth L. Weisbrodt            Date: 11/30/2000
       ---------------------------               ---------------

Title:  Authorized Signatory
        --------------------------


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                                 EXECUTION PAGE
                                (Employer's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 20th day of November, 2000.


                  Employer:   Variagenics, Inc.
                              ------------------------------

                  By:         /s/ Richard P. Shea
                              ------------------------------

                  Title:      Chief Financial Officer
                              ------------------------------


                  Employer:

                              ------------------------------

                  By:
                              ------------------------------

                  Title:
                              ------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:    /s/ Kenneth L. Weisbrodt            Date: 11/30/2000
       ---------------------------              ----------------

Title:  Authorized Signatory
        --------------------------


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                                    ADDENDUM

                           Re: SPECIAL EFFECTIVE DATES
                                       for

      Plan  Name: Variagenics, Inc. 401(k) Plan

      (a)   |_|   Plan Merger Effective Dates - The following plan(s) were
                  merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

            (1)   Name of merged plan:__________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Effective
                  date:        _______________________________

            (2)   Name of merged plan:__________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Effective
                  date:        _______________________________

            (3)   Name of merged plan:__________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Effective
                  date:        _______________________________


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      (b)   HCE Determination - HCE determinations for prior Plan Years shall be made applying the following rules:

            (1)   |_|   HCE Determination: Look Back Year Elections - Prior to
                        the effective date of this amendment, the Plan was administered in accordance with the following look back year election(s):

                  (A)   |_|   No calendar year election - For the following
                              Plan Years, the look back year was the
                              12-consecutive-month period immediately preceding the Plan Year:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

                  (B)   |_|   Calendar year election - For the following Plan
                              Years, the look back year was the calendar year beginning within the preceding Plan Year:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

            (2)   |X|   HCE Determination: Top Paid Group Elections - For Plan
                        Years prior to the effective date of this amendment, the Plan was administered in accordance with the following top paid group election(s):

                  (A)   |_|   For the following Plan Years, Highly Compensated
                              Employees included only the top 20% of Employees ranked by Compensation:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________


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                  (B)   |X|   For the following Plan Years, Highly Compensated
                              Employees included all Employees with Compensation exceeding $80,000 (as indexed):

                        1995, 1996, 1997, 1998 and 1999
                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________

      (c)   |_|   Late Effective Date for Grandfathering Prior Required
                  Beginning Date Rules

            Effective date: January 1, (Must be first day of the calendar year beginning after the date the Plan was first amended to comply with the new Required Beginning Date rules, but not later than the first day of the calendar year beginning after the end of the Employer's remedial amendment period for making changes to comply with the Small Business Job Protection Act.)


The CORPORATEplan for Retirement 100(SM)                         Non-Std PS Plan
                                                                        03/01/99
                 (C) 1999 Fidelity Management & Research Company

                                    ADDENDUM

                       Re: ADP/ACP TESTING METHODS HISTORY
                                       for

      Plan  Name: Variagenics, Inc. 401(k) Plan

      (a) For Plan Years prior to the date of this amendment, the Plan applied the following testing methods:

            (1)   |_|   Current Year Testing Method - The ADP/ACP tests for the
                        following Plan Years were applied using the current year testing method described in Subsection 1.06(a)(1):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________


            (2)   |_|   Prior Year Testing Method - The ADP/ACP tests for the
                        following Plan Years were applied using the prior year testing method described in Subsection 1.06(a)(2):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________


The CORPORATEplan for Retirement 100(SM)                         Non-Std PS Plan
                                                                        03/01/99
                 (C) 1999 Fidelity Management & Research Company

                                    ADDENDUM

                 Re: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                       for

      Plan  Name: Variagenics, Inc. 401(k) Plan

      (a)   Safe Harbor Matching Employer Contribution Formula

            Note: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

            (1)   |_|   100% of the first 3% of the Active Participant's
                        Compensation contributed to the Plan and 50% of the next
                        2% of the Active Participant's Compensation contributed to the Plan.

                  (A)   |_|   Safe harbor Matching Employer Contributions shall
                              not be made on behalf of Highly Compensated
                              Employees.

                  Note: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test.

            (2)   |_|   Other Tiered Match:

                  _______ % of the first _______ % of the Active Participant's Compensation contributed to the plan,

                  _______ % of the next _______ % of the Active Participant's Compensation contributed to the plan,

                  _______ % of the next _______ % of the Active Participant's Compensation contributed to the plan.

                  Note: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.


The CORPORATEplan for Retirement 100(SM)                         Non-Std PS Plan
                                                                        03/01/99
                 (C) 1999 Fidelity Management & Research Company

                  (A)   |_|   Safe harbor Matching Employer Contributions shall
                              not be made on behalf of Highly Compensated
                              Employees.

                  (B)   |_|   The formula specified above is also intended to
                              satisfy the safe harbor contribution requirement for deemed satisfaction of the "ACP".

                        Note: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions matched cannot exceed 6% of a Participant's Compensation.


The CORPORATEplan for Retirement 100(SM)                         Non-Std PS Plan
                                                                        03/01/99
                 (C) 1999 Fidelity Management & Research Company

                                    ADDENDUM

                Re: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                       for

      Plan  Name: Variagenics, Inc. 401(k) Plan

      (a) For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 15%) of such Active Participant's Compensation.

            Note: Contributions that are intended to satisfy the safe harbor contribution requirement must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

            (1)   |_|   Safe harbor Nonelective Employer Contributions shall not
                        be made on behalf of Highly Compensated Employees.

            (2)   |_|   In conjunction with its election of the safe harbor
                        described above, the Employer has elected to make
                        Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching
                        Employer Contributions (i.e. (1) the percentage of
                        Deferral Contributions matched does not increase as the percentage of Compensation contributed increases; (2)
                        Highly Compensated Employees are not provided a greater percentage match than Non-Highly Compensated Employees;
                        (3) Deferral Contributions matched do not exceed 6% of a Participant's Compensation; and (4) for Plan Years beginning on or after January 1, 2000, the dollar amount of any discretionary Matching Employer Contributions made on a Participant's behalf for the Plan Year shall not exceed 4% of the Participant's Compensation for the Plan Year).


The CORPORATEplan for Retirement 100(SM)                         Non-Std PS Plan
                                                                        03/01/99
                 (C) 1999 Fidelity Management & Research Company
                                       34